UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2012

DIAMOND FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 13th Floor San Francisco, California		94111-2702
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 445-7444

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.

On February 14, 2012, Diamond Foods, Inc. (“Diamond”) entered into a Termination Agreement (“Termination Agreement”) with The Procter & Gamble Company (“P&G”), pursuant to which the parties terminated the Transaction Agreement (“Transaction Agreement”) among P&G, The Wimble Company (“Wimble”), a wholly-owned subsidiary of P&G, Diamond and Wimbledon Acquisition LLC (“Merger Sub”), a wholly-owned subsidiary of Diamond, dated as of April 5, 2011, the Separation Agreement (“Separation Agreement”) among P&G, Wimble and Diamond, dated April 5, 2011, and each other agreement entered into pursuant to or in connection with the transactions contemplated by the Transaction Agreement and the Separation Agreement (together with the Transaction Agreement and the Separation Agreement, collectively, the “Agreements”). The Transaction Agreement provided for a business combination involving Diamond, Merger Sub, P&G and Wimble in which P&G would have contributed certain of its assets and liabilities to Wimble and Wimble would have merged with and into Merger Sub, with Merger Sub continuing as the surviving company. The Separation Agreement provided for P&G to transfer certain assets and liabilities to Wimble.

Pursuant to the terms of the Termination Agreement, the parties have agreed to a mutual, full, irrevocable and unconditional release of all actions, suits, proceedings, claims, damages, causes of action, liabilities, costs, fees, expenses or obligations pursuant to, in connection with or arising from the Termination Agreement, the Agreements or the transactions contemplated by the Agreements, or any breaches or alleged breaches in connection with such agreements or transactions.

Diamond’s Audit Committee has substantially completed its investigation of Diamond’s accounting for certain crop payments to walnut growers. On February 7, 2012, the Audit Committee concluded that such crop payments were not accounted for in the correct periods and that Diamond’s previously issued consolidated financial statements for the fiscal years ended July 31, 2011 and 2010, the accompanying reports of Diamond’s independent registered public accounting firm, and the previously issued unaudited condensed financial statements for the interim quarterly periods for the fiscal year ended July 31, 2011 and the quarter ended July 31, 2010, should no longer be relied upon.

Item 8.01.	Other Events.

On February 15, 2012, Diamond issued a press release regarding the termination of the Agreements, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release by Diamond Foods, Inc. dated February 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.

Date: February 15, 2012	By:	/s/ Stephen E. Kim
Name: Stephen E. Kim
Title: Senior Vice President, General Counsel and Human Resources

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